UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                     May 5, 2005

World Air Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	20-2121036

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

TABLE OF CONTENTS

SIGNATURES
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

ITEM 2.02. Results of Operations and Financial Condition.

     On May 5, 2005, World Air Holdings, Inc., a Delaware corporation (the “Registrant”), issued (i) a press release reporting its financial results and highlights for the quarter ended March 31, 2005 (the “Earnings Press Release”), and (i) a press release announcing a correction to the Earnings Press Release relating to the Registrant’s basic and diluted earnings per share for the quarter ended March 31, 2005 (the “Corrected Press Release”). The full texts of the Registrant’s Earnings Press Release and Corrected Press Release are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K (the “Current Report”) and are incorporated herein by reference.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language to such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

           (c) Exhibits

Exhibit No.	Document
99.1	Press Release of World Air Holdings, Inc. issued on May 5, 2005.

99.2	Press Release of World Air Holdings, Inc. issued on May 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc. (Registrant)
Date: May 6, 2005	By:	/s/ Gilberto M. Duarte, Jr.
Gilberto M. Duarte, Jr.
Chief Financial Officer